Exhibit 32.2

CERTIFICATION OF CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Trinity Capital Corporation, a New Mexico corporation ("Trinity"), for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas Dolan, as Interim Chief Financial Officer of Trinity, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Thomas Dolan
Thomas Dolan
Chief Financial Officer
March 30, 2018